MAINSTAY VP FUNDS TRUST

MainStay VP Cash Management Portfolio

Supplement dated March 24, 2016 (“Supplement”) to the Summary Prospectus,
Prospectus and Statement of Additional Information, dated May 1, 2015, as supplemented

At a meeting held on March 22-23, 2016, the Board of Trustees (the “Board”) of MainStay VP Funds Trust approved the following changes regarding the MainStay VP Cash Management Portfolio (the “Portfolio”):

1.	Effective on or about August 26, 2016, the name of the Portfolio will change to “MainStay VP U.S. Government Money Market Portfolio” and the Portfolio will be subject to a non-fundamental policy (i.e., a policy that can be changed by the Board without shareholder approval) to invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities and/or repurchase agreements that are collateralized by government securities; and

2.	Effective on or about October 14, 2016, the Portfolio will operate as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Portfolio will be subject to a non-fundamental investment policy to invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are collateralized fully by cash and/or government securities.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.